Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and contingencies
Commitments and contingencies

16. Commitments and contingencies

(a)    Operating lease agreement

As of December 31, 2021, the Group entered into various non-cancelable operating lease agreements for its offices and warehouses with remaining lease terms of up to 2.5 years. See Note 8 to these consolidated financial statements for additional details on the Group’s operating lease commitments.

(b)    Capital commitments

The Group’s capital commitments primarily relate to commitments on purchase of cabinets and power banks. As of December 31, 2021 and 2022, capital commitments relating to purchase of cabinets and power banks were approximately RMB80,147 and RMB109,638, respectively.

(c)    Contingencies

The Group is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Group does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on our consolidated financial position, cash flows or results of operations on an individual basis or in the aggregate. As of December 31, 2021 and 2022, the Group is not a party to any material legal or administrative proceedings.

In February 2021, Mr. Mars Guangyuan Cai, the founder and chief executive officer of the Company who, as one of the Nominee Shareholders, holds 62% equity interest of Shanghai Zhixiang, received a lawsuit filed by two individuals alleging that Mr. Cai had failed to fulfil an alleged promise Mr. Cai was claimed to have made when Shanghai Zhixiang had not been incorporated to gift 3% equity interest of Shanghai Zhixiang to the plaintiffs. On January 25, 2022, the case was ruled in favor of Mr. Mars Guangyuan Cai by a court of competent jurisdiction in the PRC as the final verdict. This lawsuit did not have any impact on the Company’s consolidated financial statements.